   As filed with the Securities and Exchange Commission on October 29, 1999
                                                          Registration  No. 333-
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   --------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933

                                   --------

                                CEPHALON, INC.
            (Exact name of registrant as specified in its charter)

           Delaware                                             23-2484489
 (State or other jurisdiction of                             (I.R.S. Employer
  incorporation or organization)                             Identification No.)

        145 Brandywine Parkway
      West Chester, Pennsylvania                                   19380
(Address of principal executive offices)                         (Zip Code)

         CEPHALON, INC. AMENDED AND RESTATED EQUITY COMPENSATION PLAN
                           (Full title of the plan)


                             JOHN E. OSBORN, ESQ.
             Senior Vice President, General Counsel and Secretary
                                Cephalon, Inc.
                            145 Brandywine Parkway
                            West Chester, PA 19380
                    (Name and address of agent for service)

                                (610) 344-0200
         (Telephone number, including area code, of agent for service)

                                   --------
                                  Copies to:

                              DAVID R. KING, ESQ.
                          Morgan, Lewis & Bockius LLP
                              1701 Market Street
                          Philadelphia, PA 19103-6993
                                (215) 963-5692

                                   --------

                                                  CALCULATION OF REGISTRATION FEE
====================================================================================================================================
                                              Amount          Proposed maximum        Proposed maximum               Amount of
Title of each class of                        to be            offering price            aggregate                  registration
securities to be registered                 registered          per unit(1)           offering price(1)                fee(2)
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value...........   1,200,000 shares       $16.09                  $19,308,000                 $5,367.62
===================================================================================================================================

  (1)    Calculated  pursuant to Rule 457(h)  under the  Securities  Act of 1933 (the  "Act"),  based on the average of the reported high and low prices of the Common Stock reported on the Nasdaq National Market on October 26, 1999.
  (2)    Calculated  pursuant to Section 6(b) of the Act as follows:  proposed maximum aggregate  offering price multiplied by .000278.
====================================================================================================================================

This Registration Statement on Form S-8 (the "Registration Statement") relates to the registration of an additional 1,200,000 shares (the "Shares") of Common Stock, $.01 par value, of the Registrant. The Shares are securities of the same class and relating to the same employee benefit plan, the Cephalon, Inc. Amended and Restated Equity Compensation Plan, as those shares registered in the Registrant's Registration Statement on Form S-8, previously filed with the Securities and Exchange Commission on March 28, 1996 and December 17, 1998. The earlier Registration Statements on Form S-8, Registration Nos. 333-02888 and 333-69591, are hereby incorporated by reference.

Experts

The financial statements incorporated by reference in this Registration Statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8.  Exhibits.

         The following is a list of exhibits filed as part of this Registration Statement. Where so indicated by footnote, exhibits which were previously filed are incorporated by reference. For exhibits incorporated by reference, the location of the exhibit in the previous filing is indicated in parentheses.


Exhibit                         Description
Number
-------    -------------------------------------------------------------------
*5.1       Opinion of Morgan, Lewis & Bockius LLP
*23.1      Consent of Morgan, Lewis & Bockius LLP (included in its opinion as
           Exhibit 5.1 hereto)
*23.2      Consent of Arthur Andersen LLP
*24.1 Powers of Attorney (included as part of the signature page of this Registration Statement)
 99.1 Cephalon, Inc. Amended and Restated Equity Compensation Plan (incorporated by reference from Exhibit 99.1 to the Registration Statement on Form S-8 No. 333-69591 dated December 17, 1998)

____________________

   *   Filed herewith.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Chester, Commonwealth of Pennsylvania on the 28th day of October, 1999.

                           CEPHALON, INC.


                           By: /s/ Frank Baldino, Jr, Ph.D.
                              ---------------------------------------
                              Frank Baldino, Jr., Ph.D.
                              President, Chief Executive Officer and Director

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person in so signing also makes, constitutes and appoints Frank Baldino, Jr., his true and lawful attorney-in-fact, with full power of substitution, to execute and cause to be filed with the Securities and Exchange Commission, any and all amendments or post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, as the Registrant deems appropriate.

              Name                                             Title                                  Date


By: /s/ Frank Baldino, Jr., Ph.D.               President, Chief Executive Officer and           October 28, 1999
   --------------------------------------       Director (Principal executive officer)
      Frank Baldino, Jr., Ph.D.


By: /s/ William P. Egan                         Director                                         October 28, 1999
   --------------------------------------
      William P. Egan


By: /s/ Robert J. Feeney, Ph.D.                 Director                                         October 28, 1999
   --------------------------------------
      Robert J. Feeney, Ph.D.


By: /s/ Martyn D. Greenacre                     Director                                         October 28, 1999
   --------------------------------------
      Martyn D. Greenacre


By: /s/ Kevin E. Moley                          Director                                         October 28, 1999
   --------------------------------------
      Kevin E. Moley


By: /s/ Horst Witzel, Dr.-Ing.                  Director                                         October 28, 1999
   --------------------------------------
      Horst Witzel, Dr.-Ing.


By: /s/ David R. King                           Director                                         October 28, 1999
   --------------------------------------
      David R. King


By: /s/ J. Kevin Buchi                          Senior Vice President, Finance and Chief         October 28, 1999
   --------------------------------------       Financial Officer (Principal financial and
      J. Kevin Buchi                            accounting officer)

                                CEPHALON, INC.

                      REGISTRATION STATEMENT ON FORM S-8

                                 EXHIBIT INDEX


 Exhibit                                                                                                           Page
 Number                                                  Document                                                 Number
--------        --------------------------------------------------------------------------------------------      ------
  5.1           Opinion of Morgan, Lewis & Bockius LLP
 23.1           Consent of Morgan, Lewis & Bockius LLP (included in its opinion as Exhibit 5.1 hereto)
 23.2           Consent of Arthur Andersen LLP
 24.1           Powers of Attorney (included as part of the signature page of this Registration Statement)